UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  October 11, 2002

                             ____________________



                            GLOBAL INDUSTRIES, LTD.
           (Exact name of registrant as specified in its charter)

Louisiana                           2-56600              72-1212563
(State or other jurisdiction     (Commission File      (I.R.S. Employer
of incorporation or                  Number)          Identification No.)
organization)


8000 Global Drive                                         70665
P.O. Box 442, Sulphur, LA                              70664-0442
(Address of principal                                  (Zip code)
executive offices)



      Registrant's telephone number, including area code:  (337) 583-5000


__________________________________________________________________________


Item 9.  REGULATION FD DISCLOSURE

On October 11, 2002, Global Industries, Ltd. issued a press release revising its annual earnings guidance and setting a date for the third quarter earnings release and conference call, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c) EXHIBITS.

99.1-Press Release dated October 11, 2002.

__________________________________________________________________________


                                   SIGNATURES
                                   __________


        Pursuant to the requirements of the Securities Exchange Act of

1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            GLOBAL INDUSTRIES, LTD.


                                          By:     /s/ TIMOTHY W. MICIOTTO


                                          ______________________________

                                          Timothy W. Miciotto
                                          Senior Vice President/
                                          Chief Financial Officer


Dated:  October 14, 2002




                                     EXHIBIT INDEX

                       EXHIBIT
                       NUMBER          EXHIBIT DESCRIPTION
                       _______         ___________________


                       99.1 Press Release dated October 11, 2002

__________________________________________________________________________


                                     EXHIBIT 99.1


                            [GLOBAL INDUSTRIES, LTD. LOGO]


                                FOR IMMEDIATE RELEASE


                   PRESS RELEASE CONTACT: WILLIAM J. DORE', JR.

           ________________________________________________________


Global Industries Revises Annual Earnings Guidance and Sets Date for Third Quarter Earnings Release and Conference Call

Carlyss, Louisiana, (October 11, 2002) Global Industries, Ltd. (Nasdaq: GLBL) announced that it anticipates that it will report net income of $0.05 per share for the quarter ended September 30, 2002. In addition, Global now anticipates that its net income for the fiscal year ended 2002 will be in the range of $0.10 to $0.15 per share. These results are lower than previously anticipated and are due to the following: lower activity levels and competitive pricing in our domestic operations coupled with inclement weather downtime, lower than anticipated margins on certain fixed price projects and contract award delays.

William J. Dore', Global's Chairman and Chief Executive Officer stated: "While our earnings for 2002 have improved from 2001, I am disappointed that we will not meet or exceed our targets. Our current operating environment has been difficult, however, we still have been able to sustain positive earnings. Bid activity remains strong and we are anticipating a much-improved fiscal 2003."

Global announced that it will release third quarter earnings after the close of the market on October 29, 2002. A conference call will be held at 9:00 a.m. Central Standard Time on Wednesday, October 30, 2002. Anyone wishing to listen to the conference call should dial (800) 288-9626 or (612) 332-0636 and ask for the "Global Industries Third Quarter Earnings" call. Phone lines will open ten minutes prior to the start of the call. The call will also be webcast in real-time on the Company's web site at www.globalind.com, where it will also be archived for anytime reference until November 14, 2002.

All individuals listening to the conference call or the replay are reminded that all conference call material is copyrighted by Global and cannot be recorded or rebroadcast with Global's express written consent.

Global Industries provides pipeline construction, platform installation and removal, diving services, and other marine support to the oil and gas industry in the Gulf of Mexico, West Africa, Asia pacific, Middle East/India, South America, and Mexico's Bay of Campeche. The Company's shares are traded on the NASDAQ National Market System under the symbol "GLBL".

This press release contains forward-looking information based on current information and expectations of the Company that involve a number of risks, uncertainties, and assumptions. Among the factors that could cause the actual results to differ materially are industry conditions, prices of crude oil and natural gas, the Company's ability to obtain and the timing of new projects, and changes in competitive factors. Additional factors are included in the Company's 10-K. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual outcomes could vary materially from those indicated.

For more information, contact Investor Relations, Global
Industries, Ltd., 5151 San Felipe, Suite 900, Houston, Texas
77056.  Tel (713) 479-7979 or www.globalind.com.